UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2003

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)		35-1539838 (IRS Employe Identification No.)
420 Main Street, Evansville, IN (Address of Principal Executive Offices)		47708 (Zip Code)

(812) 464-1434
(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

On March 12, 2003, Old National Bancorp filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2002. The certification by Old National Bancorp's chief executive officer and chief financial officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanied such Annual Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)

Date: March 12, 2003

By: /s/ Jeffrey L. Knight
Jeffrey L. Knight, Senior Vice President,
Secretary and General Counsel